Note 4 - Inventories	12 Months Ended
Mar. 31, 2025
Notes to Financial Statements
Inventory Disclosure [Text Block]

4. Inventories

The Company uses the LIFO method of valuing inventory as it believes this method allows for better matching of current production cost to current revenue. As of March 31, 2025 and 2024, first-in, first-out (“FIFO”) based inventory costs exceeded LIFO based inventory costs, resulting in a LIFO reserve of $359.3 million and $324.8 million, respectively. In order to state inventories at LIFO, the Company recorded an increase to cost of products sold of $34.5 million and $22.3 million for fiscal years 2025 and 2024, respectively.

During fiscal year 2025, the Company experienced a reduction in inventory levels. This decrease resulted in a liquidation of certain LIFO inventory layers that were carried at lower costs prevailing in prior fiscal years as compared with current costs in fiscal year 2025. The effect of the LIFO liquidation decreased cost of products sold by $14.5 million and increased net earnings by $10.9 million, thereby impacting basic earnings per share by $1.58 and diluted earnings by share by $1.56. The LIFO liquidation is included within the net LIFO charge of $34.5 million recorded in fiscal year 2025. There was no LIFO liquidation in fiscal year 2024.

The inventories by category and the impact of using the LIFO method are shown in the following table (in thousands):

	As of:
	March 31,	March 31,
	2025	2024
Finished products	$619,598	$795,993
Work in process	106,006	125,027
Raw materials and supplies	237,607	276,454
	963,211	1,197,474
Less: excess of FIFO cost over LIFO cost	(359,256)	(324,782)
Total inventories	$603,955	$872,692